VIRTUS ETF TRUST II

SUPPLEMENT DATED SEPTEMBER 15, 2026 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 28, 2025 OF:
Virtus Terranova U.S. Quality Momentum ETF
(the “Fund”)
Important Notice Regarding Changes in the Fund’s Name, Underlying Index, Index Provider, Investment Objective and Principal Investment Strategies

At a meeting held on September 2, 2026, the Board of Trustees of Virtus ETF Trust II approved changes to the name, underlying index, index provider, investment objective and principal investment strategies of the Fund. These changes will be effective on or about November 16, 2026 (the “Effective Date”).

Therefore, on the Effective Date, the following changes will occur:

1.) Fund Name Change: The Fund’s name will change from Virtus Terranova U.S. Quality Momentum ETF to Virtus NYSE® Terranova U.S. Quality Momentum ETF.

2.) Underlying Index and Index Provider Changes: ICE Data Indices, LLC will become the index provider of the new underlying index (the “New Underlying Index”) for the Fund. The New Underlying Index will replace the Fund’s current underlying index, as set forth in the table below.

Current Underlying Index	New Underlying Index
Terranova U.S. Quality Momentum Index	NYSE® Terranova U.S. Quality Momentum Index

3.) Investment Objective Change: The Fund’s new investment objective will be to seek investment results that correspond, before fees and expenses, to the price and yield performance of the New Underlying Index.

4.) Principal Investment Strategies Change: Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index.

5.) Description of New Underlying Index: The New Underlying Index is designed to track the performance of an equal-weighted portfolio of large capitalization U.S. equity securities that exhibit quality and momentum characteristics. The New Underlying Index begins with the 500 largest U.S. stocks and applies a momentum screen to select the top 190 securities based on 12-month return. Securities that pass the momentum screen are then evaluated using a quality composite consisting of return on equity, gross profit to assets, and three-year revenue growth. The New Underlying Index selects 95 securities, which are equally weighted. The New Underlying Index is rebalanced quarterly on the third Thursday of February, May, August, and November.

Please Retain this Supplement for Future Reference.